Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”), dated as of May 15, 2019, by and among VICI Properties 1 LLC, a Delaware limited liability company (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and Goldman Sachs Bank USA, as Administrative Agent. All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of December 22, 2017, among the Borrower, the other parties thereto, the lenders party thereto from time to time and the Administrative Agent (as amended by the Amendment No. 1, dated September 24, 2018, the “Credit Agreement” and, as further amended by this Amendment No. 2, the “Amended Credit Agreement”);
WHEREAS, the Borrower wishes to establish a tranche of Increase Revolving Commitments in the amount of $600 million pursuant to Section 2.13 of the Credit Agreement (such new tranche, the “2019 Increase Revolving Commitments”; the lenders providing the 2019 Increase Revolving Commitments, the “2019 Increase Revolving Lenders”); and
WHEREAS, pursuant to the Engagement Letter, dated April 9, 2019, entered into with the Borrower, Goldman Sachs Bank USA has agreed to act as a joint lead arranger in connection with the Amended Credit Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.INCREMENTAL REVOLVING COMMITMENT. Subject to the terms and conditions set forth herein, each 2019 Increase Revolving Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower from time to time in Dollars on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such 2019 Increase Revolving Lender’s 2019 Increase Revolving Commitment set forth opposite such 2019 Increase Revolving Lender’s name on Schedule 1 hereto. The 2019 Increase Revolving Commitments shall have the same terms as the Closing Date Revolving Commitments. Each party hereto acknowledges that this Agreement shall be deemed to be an Incremental Joinder Agreement contemplated by Section 2.13(b) of the Credit Agreement for all purposes under the Credit Agreement and the other Loan Documents, and no other agreement shall be required to be executed to satisfy the requirements of Section 2.13(b) of the Credit Agreement. With effect from and including the Amendment No. 2 Effective Date, each 2019 Increase Revolving Lender shall become party to the Credit Agreement as a “Revolving Lender” and shall have all of the rights and obligations of a “Lender” and a “Revolving Lender” under the Credit Agreement and the other Loan Documents.
SECTION 2.    AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction (or waiver) of the conditions set forth in Section 3 hereof, on the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a)	The following defined terms shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of May 15, 2019.
“Amendment No. 2 Effective Date” means May 15, 2019, the date of effectiveness of Amendment No. 2.
“Amendment No. 2 Effective Date Revolving Commitment” means a Revolving Commitment established on the Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date Revolving Commitments of all of the Revolving Lenders on the Amendment No. 2 Effective Date shall be $600,000,000.
“Amendment No. 2 Effective Date Revolving Facility” means the credit facility comprising the Amendment No. 2 Effective Date Revolving Commitments and any Increase Revolving Commitments of the same Class.

(b)	Section 1.01 of the Credit Agreement is hereby amended by amended and restating the definition of “Availability Period” to read as follows:
“Availability Period” means (a) in respect of the Closing Date Revolving Facility and the Amendment No. 2 Effective Date Revolving Facility, the period from and including the Closing Date or Amendment No. 2 Effective Date, as applicable, to the earliest of (i) the Maturity Date for the Closing Date Revolving Facility and the Amendment No. 2 Effective Date Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.05, and (iii) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02 and (b) in respect of any other Class of Revolving Commitments, the period from and including the date such Class of Revolving Commitments is established pursuant to the applicable Extension Amendment, Refinancing Amendment or Incremental Joinder Agreement to the earliest of (i) the maturity date set forth in the applicable Extension Amendment, Refinancing Amendment or Incremental Joinder Agreement, (ii) the date of termination of such Revolving Commitments pursuant to Section 2.05 and (iii) the date of termination of the Revolving Commitment of each Revolving Lender to make Revolving Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.

(c)
The definitions of “Maturity Date” and “Revolving Facility” in Section 1.01 of the Credit Agreement and Sections 2.13(c)(ii) and 2.13(c)(xi) of the Credit Agreement are hereby amended by replacing references to “Closing Date Revolving Facility” with “Closing Date Revolving Facility and Amendment No. 2 Effective Date Revolving Facility”.

SECTION 3.    CONDITIONS PRECEDENT FOR THE EFFECTIVENESS OF THE 2019 INCREASE REVOLVING COMMITMENTS. This Amendment No. 2 and the 2019 Increase Revolving

Commitments shall become effective as of the first date (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied or waived:

(a)
The Administrative Agent shall have received from (i) the Administrative Agent, (ii) each Loan Party and (iii) each of the 2019 Increase Revolving Lenders, a counterpart of this Amendment signed on behalf of such party.

(b)
All costs, fees and expenses (including, without limitation, legal fees and expenses to the extent invoiced prior to the Amendment No. 2 Effective Date) contemplated and to the extent required by the Credit Agreement and any related fee letters, and which are payable to the Administrative Agent or any Lender pursuant to the terms thereof shall have been paid to the extent due.

(c)
Each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(d)	At the time of and after giving effect to this Amendment No. 2, no Default or Event of Default shall have occurred and be continuing.

(e)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 2 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clause (c) and clause (d) of this Section 3.

(f)
On the Amendment No. 2 Effective Date, the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of Kramer Levin Naftalis & Frankel LLP, counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent with respect to the 2019 Increase Revolving Commitments.

(g)
The Administrative Agent shall have received all customary documentation and other information with respect to the Borrower and the Guarantors required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and, to the extent applicable, the Beneficial Ownership Regulation.

(h)	The Administrative Agent shall have received a customary secretary’s certificate from the Borrower, dated the Amendment No. 2 Effective Date, together with (i) certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of the Borrower, (ii) customary resolutions of the Borrower referred to in such certificate, (iii) incumbency or specimen signatures which identify by name and title of authorized signatories of the Borrower authorized to sign this Amendment No. 2, and (iv) a good standing certificate of the Borrower dated a recent date prior to the Amendment No. 2 Effective Date and certifying as to the good standing of the Borrower.
SECTION 4.    ADMINISTRATIVE AGENT. The Borrower and the Administrative Agent agree that the Administrative Agent shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Administrative Agent pursuant to the Amended Credit Agreement, including Section 11.04 and Section 11.16 thereof, in connection with the preparation, execution and delivery of this Amendment No. 2 or any claim, litigation, investigation or proceeding relating thereto.
SECTION 5.    REAFFIRMATION.

(a)
To induce the Lenders and the Administrative Agent to enter into this Amendment No. 2, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 2). Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 2.

(b)
In furtherance of the foregoing Section 5(a), each Guarantor, in its capacity as a Guarantor under the Guaranty (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of the Guaranty and agrees that the Guaranty remains in full force and effect to the extent set forth in the Guaranty and after giving effect to this Amendment No. 2, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 2 and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its guarantee of the Obligations and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 2, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 2) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 5(a), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 2 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 2) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 2), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 2), subject to the terms contained in the applicable Loan Documents (including as amended pursuant to this Amendment No. 2) , and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)
Each Guarantor (other than the Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 2 and (ii) nothing in the Credit Agreement, this Amendment No. 2 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 6.    MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 2 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 2 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 11.14 and 11.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 11.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 2 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 2. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 2 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 2.

(e)	Amendment, Modification and Waiver. This Amendment No. 2 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(f)	Loan Document. On and after the Amendment No. 2 Effective Date, this Amendment No. 2 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    POST-CLOSING OBLIGATIONS. Within 90 days after the Amendment No. 2 Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Borrower shall complete and/or deliver to the Administrative Agent, or cause to be completed or so delivered, in form and substance reasonably satisfactory to the Administrative Agent (and with respect of each Mortgaged Real Property, subject to flood insurance due diligence and flood insurance compliance in accordance with Section 6.03(b) of the Amended Credit Agreement):

(a)	Either:
(i)    written confirmation from local counsel in the jurisdiction in which each Mortgaged Real Property is located substantially to the effect that: (x) the recording of the existing Mortgage encumbering such Mortgaged Real Property is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Amended Credit Agreement; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced the Amended Credit Agreement, as amended and restated; or
(ii)    with respect to each Mortgage encumbering a Mortgaged Real Property, (A) an amendment thereof (a “Mortgage Amendment”) duly executed and acknowledged by the relevant Loan Party, and in form for recording in the recording office where the Mortgage was recorded, in each case in form and substance reasonably satisfactory to the Administrative Agent, and (B) opinions of local counsel regarding the due authorization, execution, delivery and enforceability of such Mortgage Amendment and such other matters customarily covered in real estate mortgage amendment opinions as the Administrative Agent may reasonably request; and

(b)
with respect to each Mortgage encumbering a Mortgaged Real Property, a date down endorsement to the existing title policies described in Section 6.16(b)(iv) of the Amended Credit Agreement relating to the Mortgage encumbering the applicable Mortgaged Real Property (a “Title Policy Endorsement”) insuring the Lien of each Mortgage (as amended by such Mortgage Amendment, if applicable) as a valid Lien on such Mortgaged Real Property described therein, free of any other Liens except Permitted Encumbrances, and each such Title Policy Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the date first above written.

Borrower:
VICI PROPERTIES 1 LLC
By:   /s/ DAVID A. KIESKE
Name: David Kieske
Title: Treasurer

Guarantors:
BALLY’S ATLANTIC CITY LLC,
BILOXI HAMMOND LLC,
BLUEGRASS DOWNS PROPERTY OWNER LLC,
CAESARS ATLANTIC CITY LLC,
CLAUDINE PROPCO LLC,
CLAUDINE PROPERTY OWNER LLC,
GRAND BILOXI LLC,
HARRAH’S BOSSIER CITY LLC,
HARRAH’S COUNCIL BLUFFS LLC,
HARRAH’S LAKE TAHOE LLC,
HARRAH’S METROPOLIS LLC,
HARRAH’S RENO LLC,
HARVEY’S LAKE TAHOE LLC,
HORSESHOE COUNCIL BLUFFS LLC,
HORSESHOE SOUTHERN INDIANA LLC,
HORSESHOE TUNICA LLC,
MISCELLANEOUS LAND LLC,
NEW HARRAH’S NORTH KANSAS CITY LLC,
NEW HORSESHOE HAMMOND LLC,
NEW TUNICA ROADHOUSE LLC,
PHILADELPHIA PROPCO LLC,
PROPCO GULFPORT LLC,
VEGAS DEVELOPMENT LLC, and
VEGAS OPERATING PROPERTY LLC,
each, a Delaware limited liability company,

By:  /s/ DAVID A. KIESKE
Name: David Kieske
Title: Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

HORSESHOE BOSSIER CITY PROP LLC, and
HARRAH’S BOSSIER CITY LLC,
each, a Louisiana limited liability company

By: /s/ DAVID A. KIESKE
Name: David Kieske
Title: Treasurer

Goldman Sachs Bank USA, as Administrative Agent

By:    /s/ JOSHUA DESAI
Name: Joshua Desai
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

[Signature Pages of Lenders on file with the Administrative Agent]

[Signature Page to Amendment No. 2 to Credit Agreement]